The Mosaic Company
Earnings Conference Call – Second Quarter 2014
July 31, 2014
Jim Prokopanko, President and Chief Executive Officer
Larry Stranghoener, Interim Chief Executive Officer
Rich Mack, Executive Vice President and Chief Financial Officer
Laura Gagnon, Vice President Investor Relations
Exhibit 99.2

Safe Harbor Statement
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the Northern Promise Joint Venture, the acquisition and assumption of certain related liabilities of the Florida phosphate assets of CF Industries, Inc. (“CF”) and Mosaic’s ammonia supply agreements with CF; repurchases of stock; other proposed or pending future transactions or strategic plans and other statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties.
These risks and uncertainties include but are not limited to risks and uncertainties arising from the ability of the Northern Promise Joint Venture to obtain additional planned funding in acceptable amounts and upon acceptable terms, the future success of current plans for the Northern Promise
Joint Venture and any future changes in those plans; difficulties with realization of the benefits of the transactions with CF, including the risks that the acquired assets may not be integrated successfully or that the cost or capital savings from the transactions may not be fully realized or may take longer to realize than expected, or the price of natural gas or ammonia changes to a level at which the natural gas based pricing under one of the long term ammonia supply agreements with CF becomes disadvantageous to Mosaic; customer defaults; the effects of Mosaic’s decisions to exit business operations or locations; the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions; the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks and other risks associated with Mosaic’s international operations and those of joint ventures in which Mosaic participates, including the risk that protests against natural resource companies in Peru extend to or impact the Miski Mayo mine; changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation, implementation of numeric water quality standards for the discharge of nutrients into Florida waterways or possible efforts to reduce the flow of excess nutrients into the Mississippi River basin or the Gulf of Mexico; further developments in judicial or administrative proceedings, or complaints that Mosaic’s operations are adversely impacting nearby farms, business operations or properties; difficulties or delays in receiving, increased costs of or challenges to necessary governmental permits or approvals or increased financial assurance requirements; resolution of global tax audit activity; the effectiveness of Mosaic’s processes for managing its strategic priorities; adverse weather conditions affecting operations in Central Florida, the Mississippi River basin or the Gulf Coast of the United
States, or Canada, and including potential hurricanes, excess heat, cold snow, rainfall or drought; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, Canadian resources taxes and royalties, the liabilities Mosaic assumed in the Florida phosphate assets acquisition, or the costs of the
Northern Promise Joint Venture, its existing or future funding and Mosaic’s commitments in support of such funding; reduction of Mosaic’s available cash and liquidity, and increased leverage, due to its use of cash and/or available debt capacity to fund share repurchases, financial assurance requirements and strategic investments; brine inflows at Mosaic’s Esterhazy, Saskatchewan, potash mine or other potash shaft mines;
other accidents and disruptions involving Mosaic’s operations, including potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the
Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

3 1. Strong global phosphate and potash demand. 2. Farmers continue to be incented to maximize yield. 3. Mosaic executing well against strategic priorities to create shareholder value. Key Messages

• Seasonal price
weakness shorter
and less
pronounced.
• Well positioned into
Q3.
• Expect 2014
shipments to be at
high end of 65-66
million tonnes.
Volume First, Then Price and Margin
As Expected: Market Conditions Tightened
* Excluding impact of CF phosphate acquisition accounting.  See reconciliation on slide 22.
Source: Mosaic

Phosphates

Expect producer inventories to decline further in H2 2014
Potash
Volume First, Then Price and Margin
• As expected,
volume momentum
came first, pricing
followed.
• Good demand at
current $390/short
ton warehouse
price.
• On track to achieve
2014 shipments of
57-58 million tonnes
Source: Mosaic

Second Quarter Financial Highlights
$0.64 diluted earnings per share
Includes $0.06 negative impact of notable items
$796 million in cash from operations
$2.4 billion
$403 million
$206
$213
Operating Earnings
$1,672
$762
Net Sales
Phosphates
Potash

Strategic Accomplishments
Potash expansions continue to be on time and on budget.
Received Brazil antitrust clearance for ADM acquisition.
Made significant progress on CF Industries phosphates
integration:
High confidence in announced $40-50 million in annual pre-tax synergies
Executing well on MicroEssentials® expansion at New Wales.
Finalized $5 billion project financing for Ma’aden phosphate joint venture.
Sold decommissioned potash mine in Hersey, Michigan.
Announced decision to close Carlsbad MOP production.
Continued strong safety performance.

Financial Results Review

Phosphates Segment Highlights
$ In millions, except DAP price Q2 2014 Q1 2014 Q2 2013
Net sales $1,672 $1,254 $1,646
Gross Margin $284 $207 $279
Percent of net sales 17% 17% 17%
Operating earnings $206 $138 $191
Sales volumes 3.4 2.7 2.9
NA production volume (a) 2.5 2.0 2.1
Finished product operating rate 85% 79% 84%
Avg DAP selling price $465 $414 $477
(a) Includes crop nutrient dry concentrates and animal feed ingredients
Second quarter highlights:
• The year-over-year increase in net sales is driven by  higher sales volumes, partially offset by lower finished product pricing.
• The year-over-year increase in gross margin dollars reflects higher sales volumes, lower raw material costs, partially offset by lower finished product pricing.
o
Three percentage point impact from acquisition accounting of CF Industries phosphates business.

Potash Segment Highlights
$ In millions, except MOP price Q2 2014 Q1 2014 Q2 2013
Net sales $762 $733 $974
Gross Margin $250 $212 $389
Percent of net sales 33% 29% 40%
Operating earnings $213 $166 $346
Sales volumes 2.5 2.4 2.5
Production volume 2.0 1.9 2.2
Production operating rate 76% 70% 81%
Avg MOP selling price $267 $267 $366
Second quarter highlights:
• Decline in net sales was driven by lower realized MOP prices, partially offset by higher sales volumes.
• The year-over-year decrease in operating earnings was driven by lower realized prices, a lower operating rate, and higher depreciation, partially offset by an unrealized gain on derivatives in costs of goods sold.

Capital and Balance Sheet Update

A balanced approach to capital allocation
*June 30 2012 – June 30 2014.
**Includes full 51.6 million share repurchase, and assumes dividends of $1/share annually.
Total:
$8.5 Billion
16%
14%
32%
38%
Capital Allocation:  2 Year Summary*
Maintenance
Organic Growth
Investment Commitments
Return to Shareholders**
- $520M P
- $710M K
- $120M Other
- ~$2.4B share repurchases
- ~$840M dividends
- $260M P
- $740M K
- $200M Other
- $1B Ma’aden
- $1.4B CF Phosphates acquisition
- $350M ADM Fertilizer acquisition

Current Capital Resources
Targeted Leverage of 1.5 to 2.0 times $ in millions
Adjusted Debt $ 3,636
5 year average EBITDA* $ 2,460
Adjusted Debt to EBITDA
1.5
Available Resources $ in millions
Estimated Excess Cash Balance $    400
Expect continued strong operating cash flow generation
July 30 completed $2.4 billion share repurchase commitment;
$600 million in remaining share repurchase authorization
Annual dividend of $1 / share
* Reconciliation on slide 23

Financial Guidance Summary
Phosphates Guidance – 2014
Q3 Sales volume 3.3 – 3.6 million tonnes
Q3 DAP selling price $440 - $470 per tonne
Q3 Gross margin rate in the mid to high teens
Q3 Operating rate approaching 90 percent
Potash Guidance – 2014
Q3 Sales volume 1.8 – 2.0 million tonnes
Q3 MOP selling price $275 - $295 per tonne
Q3 Gross margin rate in the high 20 to low 30 percent range
Q3 Operating rate in the low 70 percent range
Canadian Resource Taxes
and Royalties - 2014
$170 - $210 million
Brine Management – 2014 Approximately $200 million

Financial Guidance Summary
Corporate Guidance – 2014
Total SG&A - 2014 $390 - $410 million
Capital Expenditures and
Equity Investments - 2014
$1.0 - $1.2 billion
Effective Tax Rate - 2014 Mid to high 20 percent range

15 Constructive P&K fundamentals Factors to watch: India monsoon China phosphate exports Geopolitical conflicts Logistical problems Near term soft commodity prices Near Term Outlook

Helping the World Grow the Food it Needs

Q2 2014 Percent
Ammonia ($/MT)
Realized in COGS $473
Average Purchase Price $553
Sulfur ($/LT)
Realized in COGS $128
Average Purchase Price $146
Phosphate rock (realized in COGS)
('000 metric tonnes)
US mined rock 4,159 92%
Purchased Miski Mayo rock 279 6%
Other purchased rock 84 2%
Total 4,522 100%
Average cost / tonne consumed rock $68
Raw Material Cost Detail

Phosphate Raw Material Trends
Ammonia Sulfur
($/tonne)
($/tonne)
1. Market ammonia prices are average prices based upon Tampa C&F as reported by Fertecon
2. Market sulfur prices are average prices based upon Tampa C&F as reported by Green Markets
3. Realized raw material costs include:
~$20/tonne of transportation, transformation and storage costs for sulfur
~$30/tonne of transportation and storage costs for ammonia
2

(a) These factors do not change in isolation; actual results could vary from the above estimates
(b) Assumes no change to KMAG pricing
2014 Q2
Actual
Change
2014 Q2
Margin %
Actual
% Impact on
Segment
Margin
Pre-Tax
Impact
EPS Impact
Marketing
MOP Price ($/tonne)
(b)
$267 $50 33% 16% $125 $0.24
Potash Volume
(million tonnes)
2.5 0.5 33% 10% $78 $0.15
DAP Price ($/tonne) $465 $50 17% 8% $127 $0.24
Phosphate Volume
(million tonnes)
3.4 0.5 17% 4% $74 $0.14
Raw Materials
Sulfur ($/lt) $128 $50 17% 3% $56 $0.11
Ammonia ($/tonne) $473 $50 17% 2% $29 $0.06
Earnings Sensitivity to Key Drivers (a)

CF phosphate acquisition accounting impact
Q2 2014
$ in millions
Mosaic CF
Mosaic
(Excluding CF)
Sales 1,672 $       198 $        1,474 $
COGS 1,388 $       202 $        1,186 $
Gross Margin 284 $           (4) $           288 $
Gross Margin % 17% 20%

CF phosphate acquisition accounting impact reconciliation

EBITDA Reconciliation

(1) EBITDA is earnings before interest, taxes, depreciation and amortization.
(1)
US$ Millions Est. 16* Est. 15* Est. 14* CY 13 CY 12
Net earnings 1,063 $  1,852 $
+ Interest (income) expense, net 6 (20)
+ Income tax expense 385 348
+ Depreciation, depletion & amortization 656 562
EBITDA 2,688 $  2,531 $  2,231 $  2,110 $  2,742 $
EBITDA 5-Year Average 2,460 $
* Based on FactSet estimates
Adjusted Debt
As of June 30, 2014
Short Term Debt 13 $
Long Term Debt 3,014
Unfunded Pension and Postretirement Obligations 9
Lease Obligations (Annual Rental Expense x 6) 600
Total Adjusted Debt ** 3,636 $
** Estimated based on written description of rating agency methodology
Adjusted Debt to EBITDA 1.5